Executive Summary

Description of the due diligence performed.
(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMCD”) or its subsidiary, through acquisition on December 18, 2015, JCIII & Associates, LLC (“JCIII”; formerly known as JCIII & Associates, Inc.; and together with AMC Diligence, LLC referred to collectively as “AMC”) performed due diligence services as described below utilizing various scopes of review. All of these mortgage loans, which were originated by multiple parties, were purchased by an affiliate of FirstKey Mortgage, LLC (“Client”) in multiple bulk transactions and were reviewed by AMC on behalf of such party. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.
The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC did not review all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:
◾	“Compliance Review”:	1,155 mortgage loans
◾	“Data Integrity Review”:	1,155 mortgage loans
◾	“Collection Comment Review”:	7 mortgage loans
◾	“Payment History Review”:	1,132 mortgage loans
◾	“Title Review”:	3,505 mortgage loans

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.
The Compliance Review was conducted consistent with the criteria for the NRSRO(s).
Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due Diligence Criteria for U.S. RMBS Transactions, September 2017
Fitch Ratings, Inc.	U.S. RMBS Seasoned, Re-Performing and Non-Performing Loan Rating Criteria, April 20, 2018
Moody's Investors Service, Inc.	Moody’s Approach to Rating U.S. Prime RMBS, February 25, 2015
Morningstar Credit Ratings, LLC	U.S. RMBS General Ratings Methodology, January 2017

(4) Quality or integrity of information or data about the assets: review and methodology.
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The scope of this review and the findings are detailed later in this document.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
Not applicable.

(6) Value of collateral securing the assets: review and methodology.
Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their

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compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (1,155 Mortgage Loans)
(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)
any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

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(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.
(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review
AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:
◾	Initial application (1003);
◾	Final application (1003);
◾	Note;
◾	Appraisal;
◾	Sales contract;
◾	Title/Preliminary Title;

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◾	Initial TIL;
◾	Final TIL;
◾	Final HUD-1;
◾	Initial and final GFE’s;
◾	Right of Rescission Disclosure;
◾	Mortgage/Deed of Trust;
◾	Mortgage Insurance;
◾	Tangible Net Benefit Disclosure;
◾	FACTA disclosures; and
◾	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.
Data Integrity Review: AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by time period of transaction.

Collection Comment Review: AMC performed a pre-acquisition review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk (including hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Payment History Review: AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a look back period for each mortgage loan within the payment history population ranging from 12 to 36 months.

SAFE ACT Review: For applicable mortgage loans, AMC performed a SAFE ACT review by going to the NMLS site and verifying, if the information is available, if the broker (if applicable) and the originator were licensed at the time of mortgage loan origination. The NMLS site contains limited retroactive license information and may not have such information available for all originators. This review was completed based upon the information that was available and AMC does not represent or warranty as to the completeness or accuracy of information contained on the site.

Title Review
As requested by the Client, a title review was included in AMC’s scope of review. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post-origination homeowners’ association (“HOA”) liens, the Client has vetted and approved for use a list of states prepared by outside counsel for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

Summary of findings and conclusions of review
There were 1,155 mortgage loans in the final compliance population reviewed by AMC. After all documents were presented, 1,032 (89.35%) of the mortgage loans had exceptions; however, only 56 (4.85%) of the mortgage loans had exceptions that triggered a “C” or “D” rating under the NRSRO criteria noted above. Of the 1,155 mortgage loans reviewed for compliance, 1,151 were reviewed by AMCD and 4 were reviewed by JCIII.

COMPLIANCE RESULTS SUMMARY (1,155 Mortgage Loans)
Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in
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which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which may be raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

AMC Consolidated (1,155 Mortgage Loans)
Compliance: Event Level	Loan Count	Percentage of Loans
A	123	10.65%
B	976	84.50%
C	5	0.43%
D	51	4.42%
Total	1,155	100.00%

AMC Diligence, LLC (1,151 Mortgage Loans)
Compliance: Event Level	Loan Count	Percentage of Loans
A	123	10.69%
B	972	84.45%
C	5	0.43%
D	51	4.43%
Total	1,151	100.00%

JCIII & Associates, LLC (4 Mortgage Loans)
Compliance: Event Level	Loan Count	Percentage of Loans
A	0	0.00%
B	4	100.00%
C	0	0.00%
D	0	0.00%
Total	4	100.00%

EXCEPTION SUMMARY (1,155 Mortgage Loans)
The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

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AMC Diligence, LLC (1,151 Mortgage Loans)
The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMCD.

Exception Type	Exception Level Grade	Exception Category	Open Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	51
		Total Compliance Grade (D) Exceptions:	51
	C	State Defect	7
		Missing, Incorrect, or Incomplete HUD-1	1
		Missing Required Data (other than HUD-1 or Note)	1
		Total Compliance Grade (C) Exceptions:	9
	B	TILA	1,508
		Missing Application Date	616
		RESPA	419
		Missing, Incorrect, or Incomplete GFE	170
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	141
		FACTA	133
		Missing Non-Required Data	88
		Missing Required Data (other than HUD-1 or Note)	84
		LTV Test	72
		Missing, Incorrect, or Incomplete Final TIL	64
		State Late Charge	46
		Misc. State Level	35
		State Defect	31
		Missing Required Data	14
		Missing, Incorrect, or Incomplete Final or Initial 1003	4
		Final TIL Estimated	3
		GSE	3
		TIL-MDIA	2
		Missing, Incorrect, or Incomplete Initial TIL	1
		Missing, Incorrect, or Incomplete Note	1
		Total Compliance Grade (B) Exceptions:	3,435
Total Compliance Exceptions:			3,495

JCIII & Associates, LLC (4 Mortgage Loans)
The following exceptions were noted on the mortgage loans included in the Compliance Review performed by JCIII.

Exception Type	Exception Level Grade	Exception Category	Open Exceptions
Compliance	B	Misc. State Level	12
		Missing, Incorrect, or Incomplete Initial TIL	3
		FACTA	2
		Missing Disclosure	1
		RESPA	1
		Total Compliance Grade (B) Exceptions:	19
		Total Compliance Exceptions:	19

DATA INTEGRITY REVIEW RESULTS SUMMARY (1,155 Mortgage Loans)
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by the time period of the transaction. The information provided below is based upon the relevant data capture and bid tape elements for a specific transaction, as may be unique for that transaction, within the reviews that occurred to the associated mortgage loans that are included in the securitization population. Data discrepancies have been separated by mortgage loans reviewed by AMCD and mortgage loans reviewed by JCIII. Some mortgage loans may have multiple data discrepancies.

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The data for LTV, CLTV and DTI was taken directly from various documents in the mortgage loan files and was not recalculated for this review.

Please note that AMC did not track the number of fields that were checked on each mortgage loan for these data integrity elements as the data review was conducted during the acquisition of such assets and varied by transaction. AMC can confirm that not all fields would have been reviewed for all mortgage loans; however, mortgage loans within a similar transaction would have included a consistent data comparison for that transaction.

AMC Diligence, LLC (1,151 Mortgage Loans)
In total, data variances were found on 1,108 (96.22%) mortgage loans across 46 unique data fields in the AMCD sample.

Field	Loan Count	% of Loans
First Interest Rate Change Date	917	79.67%
Interest Rate Life Floor	899	78.11%
Original CLTV	251	21.81%
Borrower SSN	187	16.25%
Maturity Date	152	13.21%
Contract Sales Price	113	9.82%
Original Term	100	8.69%
Street	80	6.95%
Coborrower SSN	74	6.43%
LTV Valuation Value	72	6.26%
Property Type	69	5.99%
Occupancy	62	5.39%
Original LTV	55	4.78%
Original Interest Rate	52	4.52%
Refi Purpose	51	4.43%
Borrower Full Name	49	4.26%
Interest Rate Initial Cap	47	4.08%
Interest Rate Initial Floor	46	4.00%
Original P&I	44	3.82%
Interest Rate Periodic Cap	42	3.65%
Appraised Value	39	3.39%
Zip	35	3.04%
Purpose	32	2.78%
Coborrower Full Name	29	2.52%
First Payment Date	29	2.52%
Note Date	25	2.17%
City	21	1.82%
Interest Rate Life Max	14	1.22%
# of Units	7	0.61%
Interest Rate Life Cap	7	0.61%
Coborrower Last Name	6	0.52%
Coborrower First Name	5	0.43%
Lien Position	5	0.43%
Margin	5	0.43%
Mortgage Type	5	0.43%
Rounding Factor	5	0.43%
Original Loan Amount	4	0.35%
Amortization Type	3	0.26%
Borrower First Name	3	0.26%
Interest Rate Change Frequency	3	0.26%
Interest Rate Periodic Floor	3	0.26%
Interest Rate Life Min	2	0.17%
Amortization Term	1	0.09%
Borrower Last Name	1	0.09%
DTI	1	0.09%
PMI Coverage %	1	0.09%

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JCIII & Associates, LLC (4 Mortgage Loans)
In total, data variances were found on 1 (25.00%) mortgage loan across 1 unique data field in the JCIII sample. Please note that not all data fields would have been available for all loans.

Field	Loan Count	% of Loans
Origination Date (Closing Date)	1	25.00%

COLLECTION COMMENT REVIEW SUMMARY (7 Mortgage Loans)

AMC Consolidated
Of the mortgage loans subject to the collection comment review, 100.00% triggered an EV1 or EV2 exception level.

Servicing Review Grade	Loan Count	% of Loans
1	1	14.29%
2	6	85.71%
3	0	0.00%
Total	7	100.00%

AMC Diligence, LLC Review (6 Mortgage Loans)
Of the mortgage loans subject to the collection comment review, 100.00% triggered an EV2 exception level.

Servicing Review Grade	Loan Count	% of Loans
1	0	0.00%
2	6	100.00%
3	0	0.00%
Total	6	100.00%

JCIII & Associates, LLC Review (1 Mortgage Loan)
Of the mortgage loans subject to the collection comment review, 100.00% triggered an EV1 exception level.

Servicing Review Grade	Loan Count	% of Loans
1	1	100.00%
2	0	0.00%
3	0	0.00%
Total	1	100.00%

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PAYMENT HISTORY REVIEW SUMMARY (1,132 Mortgage Loans)

AMC Consolidated
A Payment History Review was completed on 1,132 mortgage loans of which 1,112 had complete pay history strings (98.23%) and 20 mortgage loans (1.77%) had incomplete pay history strings. Of these mortgage loans, 972 mortgage loans (85.87%) had no delinquencies during the lookback period and no missing pay history data. The remaining 160 mortgage loans (14.13%) showed evidence of one or more delinquencies during the lookback period or were missing pay history data.

Delinquency During Lookback	Loan Count	% of Loans
Delinquency, At Least One Missing Month	10	0.88%
Delinquency, No Missing Data	140	12.37%
No Delinquency, At Least One Missing Month	10	0.88%
No Delinquency, No Missing Data	972	85.87%
Total	1,132	100.00%

Lookback Period (months)	Loan Count	% of Loans
12	1	0.09%
24	162	14.31%
36	969	85.60%
Total	1,132	100.00%

AMC Diligence, LLC Review (1,131 Mortgage Loans)

Delinquency During Lookback	Loan Count	% of Loans
Delinquency, At Least One Missing Month	10	0.88%
Delinquency, No Missing Data	140	12.38%
No Delinquency, At Least One Missing Month	9	0.80%
No Delinquency, No Missing Data	972	85.94%
Total	1,131	100.00%

Lookback Period (months)	Loan Count	% of Loans
24	162	14.32%
36	969	85.68%
Total	1,131	100.00%

JCIII & Associates, LLC Review (1 Mortgage Loan)

Delinquency During Lookback	Loan Count	% of Loans
Delinquency, At Least One Missing Month	0	0.06%
Delinquency, No Missing Data	0	0.00%
No Delinquency, At Least One Missing Month	1	100.00%
No Delinquency, No Missing Data	0	0.00%
Total	1	100.00%

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Lookback Period (months)	Loan Count	% of Loans
12	1	100.00%
Total	1	100.00%

TAX AND TITLE REVIEW SUMMARY (3,505 Mortgage Loans)

AMC Diligence, LLC Review
As part of the due diligence services, the Client provided AMC with identifying data on 3,505 mortgage loans. There were 179 mortgage loans that were determined to have critical findings based on the scope of reviews set forth herein.  Of these mortgage loans, 36 mortgage loans had a senior lien encumbrance recorded after the recordation of the subject mortgage and could not be mitigated by reviewing Schedule B of the related title policy.  The remaining 143 mortgage loans had a senior lien encumbrance recorded before the recordation of the subject mortgage and none of these mortgage loans had the encumbrance cited on Schedule B of the related title policy.  AMC determined from a review of the current owner’s title search that there were no critical exceptions on the remaining 3,326 mortgage loans.

ADDITIONAL SUMMARY (AMC Population – 1,151 Mortgage Loans)
Some % of Loans may not add to 100% due to rounding

Amortization Type	Loan Count	% of Loans
Adjustable	1,036	90.01%
Fixed	115	9.99%
Total	1,151	100.00%

Lien Position	Loan Count	% of Loans
1	1,036	90.01%
2	115	9.99%
Total	1,151	100.00%

Loan Purpose	Loan Count	% of Loans
Purchase	565	49.09%
Refinance-Rate/Term	243	21.11%
Refinance-Cash-out - Other	215	18.68%
Refinance-Cash-out - Debt Consolidation	100	8.69%
Refinance-UTD	7	0.61%
Construction-Permanent	6	0.52%
Unknown	6	0.52%
Refinance-Cash-out - Home Improvement	5	0.43%
Refinance-Limited Cash-out GSE	3	0.26%
Construction	1	0.09%
Total	1,151	100.00%

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Original Term	Loan Count	% of Loans
241-360 Months	1,099	95.48%
121-180 Months	35	3.04%
181-240 Months	10	0.87%
361+ Months	5	0.43%
0-120 Months	2	0.17%
Total	1,151	100.00%

Property Type	Loan Count	% of Loans
Single Family Detached	599	52.04%
PUD	147	12.77%
Condo (Low Rise)	103	8.95%
Raw Land/Other Non-Res Prop	78	6.78%
2 Family	59	5.13%
Co-op	42	3.65%
PUD Attached	29	2.52%
Condo (High Rise)	26	2.26%
Condo (Mid Rise)	26	2.26%
Unknown	14	1.22%
3 Family	11	0.96%
Single Family Attached	10	0.87%
Townhouse	4	0.35%
4 Family	3	0.26%
Total	1,151	100.00%

Occupancy	Loan Count	% of Loans
Primary	908	78.89%
Investment	185	16.07%
Second Home	50	4.34%
Unknown	8	0.70%
Total	1,151	100.00%

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ADDITIONAL SUMMARY (JCIII Population - 4 Mortgage Loans)
Some % of Loans may not add to 100% due to rounding

Amortization Type	Loan Count	% of Loans
Fixed	4	100.00%
Total	4	100.00%

Lien Position	Loan Count	% of Loans
1	4	100.00%
Total	4	100.00%

Loan Purpose	Loan Count	% of Loans
Cash Out: Other	3	75.00%
Rate/Term Refinance	1	25.00%
Total	4	100.00%

Original Term	Loan Count	% of Loans
241-360 Months	4	100.00%
Total	4	100.00%

Property Type	Loan Count	% of Loans
Single Family Detached	3	75.00%
Manufactured Housing	1	25.00%
Total	4	100.00%

Occupancy	Loan Count	% of Loans
Primary	4	100.00%
Total	4	100.00%

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